UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 17, 2020

First Choice Bancorp

(Exact name of registrant as specified in its charter)

California	001-38476	82-2711227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17785 Center Court Drive, N Suite 750 Cerritos, California	90703
(Address of principal executive offices)	(Zip Code)

(562) 345-9092

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	FCBP	Nasdaq Capital Market

Indicate by Check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging Growth Company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 5.07.	Submission of Matters to a Vote of Security Holders

The virtual annual meeting of the shareholders of First Choice Bancorp (the “Company”) was held on Tuesday, June 16, 2020. There were 7,928,114 shares represented and voting at the annual meeting, or approximately 67.98% of the total shares issued, outstanding and eligible to vote at the meeting. The final results for each of the matters submitted to a vote of shareholders at the annual meeting are as follows:

(a)	The following eight (8) persons were elected to the Company’s Board of Directors to serve until the next annual meeting of shareholders and until their successors are elected and have qualified:

NAME	FOR	WITHHELD	BROKER NON-VOTE	PERCENTAGE VOTING IN “FOR”
Robert M. Franko	5,342,427	216,852	2,368,835	67.39%
James H. Gray	5,517,648	41,631	2,368,835	69.60%
Peter H. Hui	4,730,228	829,051	2,368,835	59.66%
Fred D. Jensen	5,517,568	41,711	2,368,835	69.59%
Luis Maizel	5,525,321	33,958	2,368,835	69.69%
Lynn McKenzie-Tallerico	5,517,853	41,426	2,368,835	69.60%
Pravin C. Pranav	5,398,432	160,847	2,368,835	68.09%
Phillip T. Thong	4,869,616	689,663	2,368,835	61.42%

(b)	In an advisory (non-binding) vote, the Company’s shareholder approved the compensation of the Company’s Named Executive Officers as disclosed in the Proxy Statement.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
5,065,878	473,902	19,499	2,368,835

(c)	In an advisory (non-binding) vote, the Company’s shareholder vote to amend the First Choice Bancorp 2013 Omnibus Stock Incentive Plan (the “2013 Omnibus Plan”) to increase the number of shares reserved for issuance thereunder by 200,000 shares (for an aggregate 1,590,620 shares) as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
5,120,862	435,203	3,214	2,368,835

(d)	The Company’s shareholders ratified the appointment of Vavrinek, Trine, Day & Co., LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2020 as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
7,358,297	305,509	264,308	0

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Choice Bancorp

Date: June 17, 2020	By:	/s/ Robert M. Franko
	Name:	Robert M. Franko
	Title:	President & Chief Executive Officer

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